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Web.com, Inc.

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Safe-Harbor Statement
Strategic Rationale for the Website Pros & Web.com Merger
Website Pros & Web.com Partner Synergies
Website Pros Core Web Services
Broadening Suite of High Value-Add Solutions
Website Pros Q2 2007 Financial Highlights
Website Pros Quarterly Revenue Growth
Website Pros Customer Churn
Website Pros Non-GAAP Net Income
Web.com at a Glance
Web.com Q2 2007 Financial Highlights: Continued Revenue & Subscriber Growth
Websites Pros & Web.com Combined Subscriber Growth
Customer Economics
Next Steps

ThinkEquity Partners 5th Annual Growth Conference September 19, 2007

Safe-Harbor Statement This presentation includes forward-looking statements, including those regarding the proposed acquisition of Web.com by Website Pros and the anticipated reach, capabilities and opportunities for the combined company, future products and services, expected benefits to merchants and other customers, market opportunities, expected customer base, and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect our current expectations. Statements including words such as "anticipate," "propose," "estimate," "believe" or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed transaction may not be completed in a timely manner, if at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Website Pros' and Web.com's businesses, some of which are discussed in the companies' reports filed with the Securities and Exchange Commission (the "SEC") under the caption "Risks That Could Affect Future Results" or "Risk Factors" and elsewhere, including, without limitation, each of Website Pros' and Web.com's 10-Ks for the year ended December 31, 2006 and 10-Q's for the quarter ended June 30, 2007 which was filed on August 3, 2007 for Website Pros and August 8, 2007 for Web.com. Copies of Website Pros and Web.com's filings with the SEC can be obtained on their websites, or at the SEC's website at www.sec.gov. You can also obtain Website Pros report through its Web site at http://www.websitepros.com and Web.com's reports through its Web site at http://www.web.com . Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, the operating results of Website Pros and Web.com could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Website Pros and Web.com undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Reconciliations of financial metrics Adjusted net income from continuing operations is a non-GAAP financial measure and is defined as net income from continuing operations excluding interest income or expense, provision for income taxes, depreciation, amortization of intangibles, and stock-based compensation. A reconciliation of this non-GAAP measure to the GAAP measure, net income, can be found in our earnings release dated August 7, 2007. Subscriber Acquisition Cost "SAC" is calculated as the cost of media spent during the period divided by gross subscriber addition during the period. Average Revenue Per User "ARPU" is calculated using the GAAP revenue for the quarter reported divided by the average number of subscribers for the period. Churn is calculated as the number of subscribers cancelled during the period divided by the sum of the number of subscribers at the beginning of the period and the gross number of subscribers added during the period.

Strategic Rationale for the Website Pros & Web.com Merger An Investment in Growth and Scale • Creates a leader in the web services market - Over $122 million annualized revenue run rate* - Over 246,000 paid subscribers* • Combines comprehensive DIFM and DIY solutions • Creates significant cross-sell opportunities • Highly complementary sales channels Significant cost savings expected: $5.0 - $7.0 during CY2008 Extensive intellectual capital • Merger expected to be accretive in CY2008** *As of 6/30/07 ** non-GAAP diluted earnings per share basis

Website Pros & Web.com Partner Synergies

Website Pros Core Web Services

Broadening Suite of High Value-Add Solutions Online Marketing Services Trackable lead generation programs and turnkey Internet marketing solutions for SMBs

Website Pros Q2 2007 Financial Highlights

Website Pros Quarterly Revenue Growth 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Subscription 4.534 5.068 5.769 6.043 8.107 8.907 9.518 9.959 10.65 11.272 14.908 15.138 16.049 License 1.217 0.786 0.837 0.972 0.701 0.815 1.37 1.205 0.884 0.442 1.054 1.028 0.684 Professional Services 0.125 0.117 0.166 0.303 0.319 0.382 0.334 0.449 0.503 0.325 0.39 0.258 0.668 2004 2005 2006 2007

Website Pros Customer Churn 2004 Q2 2004 Q3 2004 Q4 2005 Q1 2005 Q2 2005 Q3 2005 Q4 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2 Churn 6.2 6.7 6 6 6.4 5.7 5.9 5.2 5.3 5.7 5.4 5.3 4.8

Website Pros Non-GAAP Net Income 2003 2004 2005 2006 Non-GAAP Net Income -1.487 0.82 2.85 8.448 2006 2007 Non-GAAP Net Income 3.604 4.831 (millions) Annual 6 Months Ending June 30 (millions)

Web.com at a Glance Based in Atlanta, GA / NASDAQ: WWWW Products & Services: Websites & Web Services Primary Target Customer: Small Businesses Annualized Revenues: $53 M1 Current Subscribers: 166 K2 Market Cap: $101 M3 1 Q2'07 revenues annualized 2 Q2'07 quarter, 8/7/07 3 Sept 14, 2007 21 patents spanning core aspects of web hosting & service delivery ~ 4 million websites built with our proprietary Site Builder technology ~ $100 million in eCommerce transactions conducted by our customers annually ~ 7 billion hits per month to our hosting platform

Web.com Q2 2007 Financial Highlights: Continued Revenue & Subscriber Growth

Websites Pros & Web.com Combined Subscriber Growth

Customer Economics Combining the offerings of Web.com with the high-ARPU products of Website Pros creates an opportunity to increase ARPU and reduce churn driving customer total lifetime value. Web.com ARPU: $26.15 Churn: 2.9% TLV: $900 Website Pros ARPU: $65 Churn: 4.8% TLV: $1350 New Company Opportunity Higher ARPU Lower Churn Increased TLV *as of June 30, 2007

Next Steps SEC Notice of Effectiveness (amended S-4 filed on 8/24/07) Shareholder Meetings - 9/25/07 Merger expected to close in late Q3 or early Q4'07

ThinkEquity Partners 5th Annual Growth Conference September 19, 2007